Exhibit 99.2

Kite Realty Group Trust
Quarterly Financial Supplement

March 31, 2006

Investor Relations
Daniel R. Sink, CFO
30 S. Meridian Street
Suite 1100
Indianapolis, IN 46204
317.577.5600
www.kiterealty.com

SUPPLEMENTAL INFORMATION – MARCH 31, 2006

PAGE NO.	TABLE OF CONTENTS

3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Condensed Consolidated and Combined Balance Sheets
8	Consolidated Statements of Operations For the Three Months Ended March 31
9	Funds From Operations and Other Financial Information For the Three Months Ended March 31
10	Market Capitalization
11	Net Operating Income by Quarter
12	Summary of Outstanding Debt
13	Schedule of Outstanding Debt
16	Joint Venture Summary
17	Condensed Combined Balance Sheets of Unconsolidated Properties
18	Condensed Combined Statements of Operations of Unconsolidated Properties For the Three Months Ended March 31
19	Top 10 Retail Tenants by Gross Leaseable Area
20	Top 25 Tenants by Annualized Base Rent
21	Lease Expirations – Operating Portfolio
22	Lease Expirations – Retail Anchor Tenants
23	Lease Expirations – Retail Shops
24	Lease Expirations – Commercial Tenants
25	Summary Retail Portfolio Statistics
26	Summary Commercial Portfolio Statistics
27	Development Pipeline
28	Geographic Diversification – Operating Portfolio
29	Operating Retail Properties
31	Operating Commercial Properties
32	Retail Operating Portfolio – Tenant Breakdown
33	Same Property Net Operating Income

p. 2	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

CORPORATE PROFILE

General Description

Kite Realty Group Trust commenced operations in August 2004 as the successor to certain businesses of Kite Property Group, a nationally recognized real estate owner and developer.  We are a full service, vertically integrated real estate company focused primarily on the development, construction, acquisition, ownership and operation of high quality neighborhood and community shopping centers in selected growth markets in the United States. As of March 31, 2006, we owned interests in 47 operating properties totaling approximately 7.2 million square feet and interests in 12 properties under development anticipated to total 1.6 million square feet.  We are organized as a real estate investment trust (“REIT”) for federal income tax purposes.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of new developments and acquisitions.  New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk adjusted returns.

Company Highlights (as of March 31, 2006)

•	Operating Retail Properties	42

•	Operating Commercial Properties	5

•	Total Properties Under Development	12

•	States	9

•	Total GLA/NRA (operating)	7,213,038

•	Owned GLA/NRA (operating)	5,094,756

•	Percentage of Owned GLA Leased - Retail	94.8%

•	Percentage of Owned NRA Leased – Commercial	97.7%

•	Total Full-Time Employees	101

Stock Listing

New York Stock Exchange symbol: KRG

p. 3	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

CONTACT INFORMATION

Corporate  Office

30 South Meridian Street, Suite 1100
Indianapolis, IN  46204
1-888-577-5600
317-577-5600
www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:

Daniel R. Sink, Chief Financial Officer	Cantor Fitzgerald
Kite Realty Group Trust	Mr. Philip J. Martin
30 South Meridian Street, Suite 1100	(312) 469-7485
Indianapolis, IN 46204	pmartin@cantor.com
(317) 577-5609
dsink@kiterealty.com	Goldman, Sachs & Co.
Mr. Dennis Maloney
The Ruth Group	(212) 902-4351
Stephanie Carrington	dennis.maloney@gs.com
(646) 536-7017
Harris Nesbitt
Transfer Agent:	Mr. Paul E. Adornato, CFA
(212) 885-4170
LaSalle Bank, National Association	paul.adornato@harrisnesbitt.com
135 South LaSalle Street
Chicago, IL 60603-3499	Lehman Brothers
(312) 904-2000	Mr. David Harris
(212) 526-1790
Stock Specialist:	dharris4@lehman.com

Van der Moolen Specialists USA, LLC	Raymond James
45 Broadway	Mr. Paul Puryear
32nd Floor	(727) 567-2253
New York, NY 10006	paul.puryear@raymondjames.com
(646) 576-2707
Stifel, Nicholas & Company, Inc.
Mr. David M. Fick, CPA
(410) 454-5018
dmfick@stifel.com

Wachovia Securities
Mr. Jeffrey J. Donnelly, CFA
(617) 603-4262
jeff.donnelly@wachovia.com

p. 4	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (the “Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, which should be read in conjunction with this package.  The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated.  Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements.  Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions;
•	the ability of tenants to pay rent;
•	the competitive environment in which the Company operates;
•	financing risks;
•	property ownership and management risks;
•	the level and volatility of interest rates;
•	financial stability of tenants;
•	the Company’s ability to maintain its status as a REIT for federal income tax purposes;
•	acquisition, disposition, development and joint venture risks;
•	potential environmental and other liabilities;
•	other factors affecting the real estate industry generally; and
•

other risks identified in reports the Company files with the Securities and Exchange Commission (the “SEC”) or in other documents that it publicly disseminates. Including, in particular, the section tittled “Risk Factors ”, in our Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and in on quarterly agents on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds From Operations

Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Given the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance such as gains (or losses) from sales of property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO should not be considered as an alternative to net income (determined in accordance with generally accepted accounting principles (“GAAP”)) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to fund our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (“NOI”) is provided here as a supplemental measure of operating performance.  NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense and other items.  We believe that this presentation of NOI is helpful to investors as a measure of its operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items included in net income that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets.  We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of our basis in our assets from our operating results.  NOI should not, however, be considered as an alternative to net income (calculated in accordance with GAAP) as an indicator of our financial performance.

Basis for Presentation

Kite Realty Group Trust commenced operations on August 16, 2004 upon completion of its initial public offering.  Prior to that date, the entities that owned the properties and service companies that we acquired as part of our formation transactions were under the common control of Al Kite, John Kite and Paul Kite (the “Principals”).  Certain line items in the accompanying financial information in the period beginning August 16, 2004 may not be comparable to prior periods due to acquisitions, including the purchase of minority partner and joint venture interests of the properties previously accounted for under the equity method.

p. 5	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

CORPORATE STRUCTURE CHART – MARCH 31, 2006

p. 6	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2006	December 31, 2005

	(Unaudited)	(Unaudited)
Assets:
Investment properties, at cost:
Land	$172,211,722	$172,509,684
Land held for development	53,293,610	51,340,820
Buildings and improvements	485,808,204	485,129,649
Furniture, equipment and other	5,384,093	5,675,980
Construction in progress and other	85,558,803	65,903,868

	802,256,432	780,560,001
Less: accumulated depreciation	(47,194,381)	(41,825,911)

	755,062,051	738,734,090
Cash and cash equivalents	9,560,171	15,208,835
Tenant receivables, including accrued straight-line rent, net of allowance for bad debts	12,954,605	11,302,923
Other receivables	6,865,736	6,082,511
Investments in unconsolidated entities, at equity	1,191,443	1,303,919
Escrow deposits	5,466,752	6,718,198
Deferred costs, net	17,532,778	17,380,288
Prepaid and other assets	2,603,042	2,499,042

Total Assets	$811,236,578	$799,229,806

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$390,950,748	$375,245,837
Cash distributions and losses in excess of net investment in unconsolidated entities, at equity	53,551	—
Accounts payable and accrued expenses	31,530,388	30,642,822
Deferred revenue	25,210,889	25,369,152
Minority interest	4,748,825	4,847,801

Total liabilities	452,494,401	436,105,612
Commitments and Contingencies
Limited Partners’ interests in operating partnership	83,228,186	84,244,814
Shareholders’ Equity:
Preferred shares, $.01 par value, 40,000,000 shares authorized, no shares issued and outstanding	—	—
Common shares, $.01 par value, 200,000,000 shares authorized, 28,583,414 shares and 28,555,187 shares issued and outstanding at March 31, 2006 and December 31, 2005, respectively	285,834	285,552
Additional paid in capital and other	288,206,406	288,976,563
Unearned compensation	—	(808,015)
Other comprehensive income	610,371	427,057
Accumulated deficit	(13,588,620)	(10,001,777)

Total shareholders’ equity	275,513,991	278,879,380

Total Liabilities and Shareholders’ Equity	$811,236,578	$799,229,806

p. 7	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

CONSOLIDATED STATEMENTS OF OPERATIONS – THREE MONTHS (UNAUDITED)

	Three Months Ended March 31,

	2006	2005

Revenue:
Minimum rent	$15,734,672	$12,530,628
Tenant reimbursements	3,695,873	2,623,188
Other property related revenue	1,051,701	948,500
Construction and service fee revenue	7,896,936	3,088,976
Other income, net	53,876	12,564

Total revenue	28,433,058	19,203,856
Expenses:
Property operating	3,034,174	2,728,090
Real estate taxes	2,506,914	1,498,381
Cost of construction and services	7,185,364	2,908,384
General, administrative, and other	1,343,537	1,232,269
Depreciation and amortization	7,522,235	4,819,333

Total expenses	21,592,224	13,186,457

Operating income	6,840,834	6,017,399
Interest expense	4,569,992	3,758,434
Income tax expense of taxable REIT subsidiary	13,287	—
Minority interest income	(37,524)	(41,019)
Equity in earnings of unconsolidated entities	87,973	75,795

Income from continuing operations	2,308,004	2,293,741
Operating income from discontinued operations	—	306,009
Limited partners’ interest in operating partnership	(535,457)	(785,090)

Net income	$1,772,547	$1,814,660

Income per common share – basic:
Continuing operations	$0.06	$0.08
Discontinued operations	—	0.01

	$0.06	$0.09

Income per common share - diluted:
Continuing operations	$0.06	$0.08
Discontinued operations	—	0.01

	$0.06	$0.09

Weighted average common shares outstanding - basic	28,571,440	19,148,267

Weighted average common shares outstanding - diluted	28,704,563	19,231,484

Dividends declared per common share	$0.1875	$0.1875

p. 8	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION – THREE MONTHS

	Three Months Ended March 31,

	2006		2005

Funds From Operations:
Net income	$1,772,547		$1,814,660
Add Limited Partners’ interests	535,457		785,090
Add depreciation and amortization of consolidated entities and discontinued operations, net of minority interest	7,428,693		4,913,703
Add depreciation and amortization of unconsolidated entities	102,019		68,212

Funds From Operations of the Kite Portfolio	9,838,716		7,581,665
Less Limited Partners’ interests	(2,271,952)		(2,289,562)

Funds From Operations allocable to the Company	$7,566,764		$5,292,103

Basic FFO per share of the Kite Portfolio	$0.26		$0.28

Diluted FFO per share of the Kite Portfolio	$0.26		$0.28

Basic weighted average Common Shares outstanding	28,571,440		19,148,267

Diluted weighted average Common Shares outstanding	28,704,563		19,231,484

Basic weighted average Common Shares and Units outstanding	37,190,104		27,432,527

Diluted weighted average Common Shares and Units outstanding	37,323,227		27,515,745

Other Financial Information:
Recurring Capital Expenditures [1]
Tenant improvements	$1,109,500	[2]	$-0-
Leasing commissions	273,850	[3]	36,677
Capital improvements	19,707		7,085
Scheduled debt principal payments	631,274		618,759
Straight line rent	422,303		339,222
Market rent amortization income from acquired leases	877,836		938,029
Market debt adjustment	107,714		359,386
Capitalized Interest	1,395,645		380,198

[1]	Excludes tenant improvements and leasing commissions relating to development projects and first generation space.
[2]	Of this amount, $988,153 represents tenant improvements for Shoe Pavilion at Galleria Plaza and 24 Hour Fitness at Cedar Hill Village.
[3]	Of this amount, $198,404 represents leasing commissions for Shoe Pavilion at Galleria Plaza and 24 Hour Fitness at Cedar Hill Village.

p. 9	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

MARKET CAPITALIZATION AS OF MARCH 31, 2006

	Percent of Total Equity	Total Market Capitalization	Percent of Total Market Capitalization

Equity Capitalization:
Total Common Shares Outstanding	76.8%	$28,583,414
Operating Partnership (“OP”) Units	23.2%	8,618,664

Combined Common Shares and OP Units	100.0%	37,202,078

Market Price at March 31, 2006		$15.95

Total Equity Capitalization		$593,373,151	60%
Debt Capitalization:
Company Outstanding Debt		$390,950,748
Pro-rata Share of Joint Venture Debt		8,518,086

Total Debt Capitalization		399,468,834	40%

Total Market Capitalization		$992,841,985	100%

p. 10	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

NET OPERATING INCOME BY QUARTER

	Three Months Ended					Twelve Months Ended December 31, 2005

	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005

Revenue:
Minimum rent	$15,734,672	$14,931,419	$14,176,125	$13,346,461	$12,530,627	$54,984,632
Tenant reimbursements	3,695,873	4,054,644	2,401,869	2,871,856	2,623,188	11,951,557
Other property related revenue	1,051,701	2,027,454	2,409,900	407,589	948,500	5,793,443
Other income, net	53,876	65,205	57,759	79,894	12,564	215,422

	20,536,122	21,078,722	19,045,653	16,705,800	16,114,879	72,945,054
Expenses:
Property operating	3,034,174	4,230,328	2,933,662	2,451,266	2,728,089	12,343,345
Real estate taxes	2,506,914	2,480,709	1,604,623	1,874,849	1,498,382	7,458,563

	5,541,088	6,711,037	4,538,285	4,326,115	4,226,471	19,801,908

Net Operating Income – Properties	14,995,034	14,367,685	14,507,368	12,379,685	11,888,408	53,143,146
Other Income (Expense):
Construction and service fee revenue[1]	7,896,936	12,823,385	4,916,773	5,590,667	3,088,976	26,419,801
Cost of construction and services[1]	(7,185,364)	(10,203,260)	(4,320,679)	(4,390,955)	(2,908,384)	(21,823,278)
General, administrative, and other	(1,343,537)	(1,706,050)	(1,112,314)	(1,277,102)	(1,232,269)	(5,327,735)
Depreciation and amortization	(7,522,235)	(6,175,623)	(5,439,606)	(5,356,576)	(4,819,331)	(21,791,136)

	(8,154,200)	(5,261,548)	(5,955,826)	(5,433,966)	(5,871,008)	(22,522,348)

Earnings Before Interest and Taxes	6,840,834	9,106,137	8,551,542	6,945,719	6,017,400	30,620,798
Interest expense	4,569,992	4,411,460	5,176,657	4,742,869	3,758,435	18,089,421
Income tax expense of taxable REIT subsidiary	13,287	809,178	232,285	—	—	1,041,463
Minority interest income	(37,524)	(550,599)	(623,574)	(51,930)	(41,019)	(1,267,122)
Equity in earnings (loss) of unconsolidated entities	87,973	(26,225)	76,385	126,556	75,795	252,511
Limited partners’ interests in operating partnership	(535,457)	(2,883,132)	(881,407)	(779,669)	(785,090)	(5,329,298)

Income From Continuing Operations	1,772,547	425,543	1,714,004	1,497,807	1,508,651	5,146,005
Operating income from discontinued operations	—	250,055	268,237	253,132	306,009	1,077,433
Gain on sale of operating property	—	7,212,402	—	—	—	7,212,402

Net income	$1,772,547	$7,888,000	$1,982,241	$1,750,939	$1,814,660	$13,435,840

1	Three months and twelve months ended December 31, 2005 include proceeds and costs from sale of a merchant building activity (before minority interest) of $5.65 million and $4.1 million, respectively.

p. 11	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

SUMMARY OF OUTSTANDING DEBT1
 TOTAL DEBT OUTSTANDING AS OF MARCH 31, 2006

	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)

Fixed Rate Debt:
Consolidated	$203,810	52%	6.04%	7.3
Unconsolidated	8,518	2%	6.61%	6.2
Floating Rate Debt (Hedged) [2]	65,000	16%	5.48%	1.0

Total Fixed Rate Debt	277,328	70%	5.92%	5.8
Variable Rate Debt:[3]
Construction Loans	57,415	14%	6.48%	1.1
Other Variable	127,133	32%	6.30%	1.3
Floating Rate Debt (Hedged) [2]	(65,000)	-16%	-6.18%	-1.0

Total Variable Rate Debt	119,548	30%	6.45%	1.3
Net Premiums	2,593	N/A	N/A	N/A

Total	$399,469	100%	6.08%	4.5

SCHEDULE OF MATURITIES BY YEAR AS OF MARCH 31, 2006

			Secured Revolving Credit Facility	Construction Loans	Total Consolidated Outstanding Debt	KRG Share Of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt
	Mortgage Debt

	Annual Maturity	Term Maturities

2006	$1,835	$16,500	$0	$20,747	$39,082	$143	$39,225
2007	2,703	0	105,550	23,582	131,835	205	132,040
2008	2,652	8,292	0	13,086	24,030	218	24,248
2009	2,801	27,452	0	0	30,253	2,211	32,464
2010	3,023	0	0	0	3,023	97	3,120
2011	2,873	19,655	0	0	22,528	103	22,631
2012	2,349	35,356	0	0	37,705	110	37,815
2013	2,252	4,027	0	0	6,279	5,431	11,710
2014	1,861	27,567	0	0	29,428	0	29,428
2015	1,390	38,301	0	0	39,691	0	39,691
2016 and beyond	3,646	20,858	0	0	24,504	0	24,504
Net Premiums	0	0	0	0	2,593	0	2,593

Total	$27,385	$198,008	$105,550	$57,415	$390,951	$8,518	$399,469

1 Dollars in thousands.
2 These debt obligations are hedged by interest rate swap agreements.
3 Variable Rate Debt% net of swap transactions:
- Construction	11%	$42,415
- Other Variable	19%	77,133	(Includes debt on acquisition land held for development)

	30%	$119,548

p. 12	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

SCHEDULE OF OUTSTANDING DEBT1
 CONSOLIDATED DEBT AS OF MARCH 31, 2006

Fixed Rate Debt:	Lender/Servicer	Interest Rate	Maturity Date	Balance as of March 31, 2006	Monthly Debt Service as of March 31, 2006

50th & 12th	Wachovia Bank	5.67%	11/11/14	$4,622	$27
176th & Meridian	Wachovia Bank	5.67%	11/11/14	4,198	25
Boulevard Crossing	Wachovia Bank	5.11%	12/11/09	12,439	69
Centre at Panola, Phase I	JP Morgan Chase	6.78%	1/1/22	4,275	37
Cool Creek Commons	Lehman Brothers Bank	5.88%	4/11/16	18,000	91
Corner Shops, The	Sun Life Assurance Co.	7.65%	7/1/11	1,850	17
Fox Lake Crossing	Wachovia Bank	5.16%	7/1/12	12,076	69
Indian River Square	Wachovia Bank	5.42%	6/11/15	13,300	56
Indiana State Motor Pool	Old National	5.38%	3/24/08	4,064	17
International Speedway Square	Lehman Brothers Bank	7.17%	3/11/11	19,629	139
Plaza at Cedar Hill	GECC	7.38%	2/1/12	26,911	193
Plaza Volente	Wachovia Bank	5.42%	6/11/15	28,680	121
Preston Commons	Wachovia Bank	5.90%	3/11/13	4,574	28
Ridge Plaza	Wachovia Bank	5.15%	10/11/09	16,666	93
Thirty South	CS First Boston	6.09%	1/11/14	22,905	142
Whitehall Pike	Banc One Capital Funding	6.71%	7/5/2018	9,621	77

Subtotal				$203,810	$1,201

Floating Rate Debt (Hedged):	Lender	Interest Rate	Maturity Date	Balance as of March 31, 2006	Monthly Debt Service as of March 31, 2006

Collateral Pool Properties[2]	KeyBank	5.65%	8/1/2007	35,000	165
Collateral Pool Properties[2]	KeyBank	5.38%	8/1/2007	15,000	67
Collateral Pool Properties[3]	LaSalle Bank	5.19%	5/1/2006	15,000	65

Subtotal				$65,000	$297

TOTAL CONSOLIDATED FIXED RATE DEBT				$268,810	$1,498

TOTAL NET PREMIUMS				$2,593

Variable Rate Debt: Mortgages	Lender	Interest Rate[4]	Maturity Date	Balance as of March 31, 2006

Fishers Station Shops[5]	National City Bank	LIBOR + 275	9/1/2008	5,083
Sunland Towne Center	Key Bank	LIBOR + 185	5/10/2006	16,500

Subtotal				$21,583

[1]	Dollars in thousands.
[2]	The Company entered into $35 million and $15 million fixed rate swap agreements which are designated as hedges against the revolving credit facility.
[3]	The Company transferred a $15 million fixed rate swap agreement which was designated as a hedge against the Cool Creek Commons construction loan to revolving credit facility.
[4]	At March 31, 2006, one-month LIBOR and Prime interest rates were 4.83% and 7.75%, respectively.
[5]	The Company has a 25% interest in this property. This loan is guaranteed by Kite Realty Group, LP.

p. 13	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

SCHEDULE OF OUTSTANDING DEBT ( CONTINUED)1

Variable Rate Debt: Construction Loans	Servicer	Interest Rate [2]	Maturity Date	Total Commitment	Balance as of March 31, 2006

Beacon Hill Shopping Center[3]	Fifth Third Bank	LIBOR + 150	9/30/07	$34,800	$5,608
Estero Town Center[4]	Wachovia Bank	LIBOR + 165	4/1/08	20,460	7,925
Geist Pavilion	The National Bank of Indianapolis and Busey Bank	LIBOR + 165	5/1/07	10,057	8,286
Red Bank Commons	Huntington Bank	LIBOR + 165	4/1/07	4,960	4,621
Naperville Marsh	LaSalle Bank	LIBOR + 165	6/30/06	11,650	11,622
Naperville Marketplace	LaSalle Bank	LIBOR + 175	6/30/07	14,400	5,067
Sandifur Plaza[5]	LaSalle Bank	LIBOR + 165	12/31/06	5,500	1,239
Tarpon Springs Plaza	Wachovia Bank	LIBOR + 175	4/1/08	20,000	5,161
Traders Point II	Huntington Bank	LIBOR + 165	6/28/06	9,587	7,886

Subtotal				$131,414	$57,415

Line of Credit	Lender	Interest Rate [2]	Maturity Date	Total Available as of March 31, 2006	Balance as of March 31, 2006

Collateral Pool Properties: [6,7,8,9]	Wachovia Bank	LIBOR + 135	8/31/07	$126,530	$105,550

Floating Rate Debt (Hedged)
Collateral Pool Properties[7]	KeyBank	LIBOR + 135	8/1/07		(35,000)
Collateral Pool Properties[7]	KeyBank	LIBOR + 135	8/1/07		(15,000)
Collateral Pool Properties[4]	LaSalle Bank	LIBOR + 135	5/1/06		(15,000)

Subtotal					$(65,000)

Total Consolidated Variable Rate Debt					$119,548

TOTAL DEBT PER CONSOLIDATED BALANCE SHEET					$390,951

[1]	Dollars in thousands.
[2]	At March 31, 2006, one-month LIBOR and Prime interest rates were 4.83% and 7.75%, respectively.
[3]	The Company has a preferred return then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.
[4]	The Company has a preferred return then a 40% interest. This loan is guaranteed by Kite Realty Group, LP.
[5]	The Company has a 80% interest in the Walgreens and 95% in the shops. This loan is guaranteed by Kite Realty Group, LP.
[6]

There are currently fifteen properties encumbered under the line of credit and thirty-four unencumbered properties and available to expand borrowings under the line.  The major unencumbered properties include: 50 S. Morton, Bolton Plaza, Centre at Panola Phase II, Circuit City Plaza, Fishers Station Marsh, Frisco Bridges, Greyhound Commons, Martinsville Shops, Shops at Otty, Sunland II, Traders Point, Wal-Mart Plaza, Weston Park.

[7]	The Company entered into a $35 million and $15 million fixed rate swap agreement which is designated as a hedge against the line of credit.
[8]	The total amount available for borrowing under the line is $126,530 of which $105,550 was outstanding at March 31, 2006.
[9]	The Company transferred a $15 million fixed rate swap agreement which was designated as a hedge against the Cool Creek construction loan to the revolving credit facility.

p. 14	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

SCHEDULE OF OUTSTANDING DEBT ( CONTINUED)1

UNCONSOLIDATED DEBT AS OF MARCH 31, 2006  2

	Lender	Interest Rate	Maturity Date	Balance as of March 31, 2006	Monthly Debt Service as of March 31, 2006

Fixed Rate
The Centre	Sun Life	6.99%	6/1/2009	$4,113	$40
Spring Mill Medical	LaSalle Bank	6.45%	9/1/2013	12,100	78

TOTAL UNCONSOLIDATED DEBT				$16,213	$118

JOINT VENTURE PARTNERS’ SHARE OF TOTAL UNCONSOLIDATED DEBT				(7,695)

KRG’s SHARE OF TOTAL UNCONSOLIDATED DEBT				$8,518

TOTAL KRG CONSOLIDATED DEBT				$390,951
TOTAL KRG UNCONSOLIDATED DEBT				8,518

TOTAL KRG DEBT				$399,469

[1]	Dollars in thousands.
[2]	The Company owns a 50% interest in Spring Mill Medical and a 60% interest in The Centre.

p. 15	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

JOINT VENTURE SUMMARY – UNCONSOLIDATED PROPERTIES

The Company owns the following two unconsolidated properties with joint venture partners:

Property	Percentage Owned by the Company

The Centre	60%
Spring Mill Medical	50%

p. 16	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

CONDENSED COMBINED BALANCE SHEETS OF UNCONSOLIDATED PROPERTIES
(THE CENTRE AND SPRING MILL MEDICAL)
(Unaudited)

	March 31, 2006	December 31, 2005

Assets:
Investment properties, at cost
Land	$2,552,075	$2,552,075
Buildings and improvements	14,566,616	14,566,616
Furniture and equipment	10,581	3,290

	17,129,272	17,121,981
Less: accumulated depreciation	(2,908,256)	(2,793,109)

	14,221,016	14,328,872
Cash and cash equivalents	716,354	902,443
Tenant receivables, including accrued straight line rent	157,049	140,124
Other receivables	—	—
Deferred costs, net	647,064	670,319
Prepaid and other assets	486	—

Total Assets	$15,741,969	$16,041,758

Liabilities and Accumulated Equity (Deficit):
Mortgage and other indebtedness	$16,213,500	$16,299,855
Accounts payable and accrued expenses	593,585	524,792
Due to affiliate	—	—

Total Liabilities	16,807,085	16,824,647
Accumulated equity (deficit)	(1,065,116)	(782,889)

Total Liabilities and Accumulated Equity (Deficit)	$15,741,969	$16,041,758

p. 17	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

CONDENSED COMBINED STATEMENTS OF OPERATIONS OF UNCONSOLIDATED PROPERTIES
 (THE CENTRE AND SPRING MILL MEDICAL)
(Unaudited)

	Three Months Ended March 31

	2006	2005

Total Revenue	$878,507	$830,219
Expenses:
Property operating and other	201,282	233,972
Real estate taxes	61,319	55,674
Depreciation and amortization	133,239	131,814

Total expenses	395,840	421,460

Operating income	482,667	408,759
Interest expense	272,893	278,354

Net income	$209,774	$130,405

p. 18	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

TOP 10 RETAIL TENANTS BY GROSS LEASEABLE AREA (GLA)
AS OF MARCH 31, 2006

This Table Includes The Following:
•	Operating Retail Properties
•	Operating Commercial Properties
•	Development Property Tenants open for business as of March 31, 2006

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA	Number of Anchor Owned Locations	Anchor Owned GLA

Lowe’s Home Improvement[1]	8	1,084,630	2	128,997	6	955,633
Wal-Mart	3	459,649	2	234,649	1	225,000
Federated Department Stores	1	237,455	1	237,455	0	0
Marsh Supermarkets[2]	3	194,902	3	194,902	0	0
Circuit City	4	132,352	4	132,352	0	0
Dominick’s	2	131,613	2	131,613	0	0
Publix	3	129,357	3	129,357	0	0
Dick’s Sporting Goods	2	126,672	2	126,672	0	0
Kmart	1	110,875	1	110,875	0	0
Burlington Coat Factory	1	107,400	1	107,400	0	0

Total	28	2,714,905	21	1,534,272	7	1,180,633

[1]	A ground lease with Lowe's was entered into during the first quarter of 2006. An estimated 165,000 square feet is included in Anchor Owned GLA to account for this property.
[2]	Includes the Marsh Supermarket at Naperville Marketplace, which is owned by a taxable REIT subsidiary and which KRG is marketing for sale.

p. 19	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

TOP 25 TENANTS BY ANNUALIZED BASE RENT2
 AS OF MARCH 31, 2006

This Table Includes The Following:
•	Operating Retail Properties
•	Operating Commercial Properties
•	Development Property Tenants open for business as of March 31, 2006

Tenant	Type of Property	Number of Locations	Leased GLA/NRA	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent [1,2]	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent

Circuit City	Retail	4	132,352	2.6%	$1,930,190	$14.58	3.2%
Lowe’s Home Improvement [6]	Retail	2	128,997	2.5%	$1,814,000	$6.17	3.0%
State of Indiana	Commercial	3	210,393	4.1%	$1,663,733	$7.91	2.8%
Eli Lilly	Commercial	1	99,542	1.9%	$1,642,443	$16.50	2.7%
Marsh Supermarkets [5]	Retail	2	124,902	2.4%	$1,633,958	$13.08	2.7%
Dominick’s	Retail	2	131,613	2.6%	$1,411,728	$10.73	2.3%
Dick’s Sporting Goods	Retail	2	126,672	2.5%	$1,220,000	$9.63	2.0%
HEB	Retail	1	105,000	2.0%	$1,155,000	$11.00	1.9%
Bed Bath & Beyond	Retail	3	85,895	1.7%	$1,056,866	$12.30	1.8%
Walgreen’s	Retail	3	39,070	0.8%	$1,031,023	$26.39	1.7%
Publix	Retail	3	129,357	2.5%	$989,361	$7.65	1.6%
Wal-Mart	Retail	2	234,649	4.6%	$930,927	$3.97	1.5%
Ross Stores	Retail	3	87,656	1.7%	$893,821	$10.20	1.5%
Office Depot	Retail	3	84,372	1.6%	$873,089	$10.35	1.5%
Kmart	Retail	1	110,875	2.2%	$850,379	$7.67	1.4%
University Medical Diagnostics Associates [3]	Commercial	1	32,256	0.6%	$844,402	$26.18	1.4%[3]
Winn-Dixie [4]	Retail	2	103,406	2.0%	$806,266	$7.80	1.3%
Kerasotes [6]	Retail	2	43,050	0.8%	$776,496	$8.92	1.3%
A & P	Retail	1	58,732	1.1%	$763,516	$13.00	1.3%
Old Navy	Retail	3	64,868	1.3%	$737,412	$11.37	1.2%
Shoe Pavilion	Retail	1	31,396	0.6%	$722,108	$23.00	1.2%
City Securities	Commercial	1	34,949	0.7%	$694,900	$19.88	1.2%
Indiana University Healthcare Associates	Commercial	1	31,175	0.6%	$622,201	$19.96	1.0%[3]
Bealls	Retail	2	79,611	1.6%	$576,000	$7.24	1.0%
Petsmart	Retail	2	50,909	1.0%	$537,095	$10.55	0.9%

Total			2,361,697	46.0%	$26,176,914	$11.08	43.4%

[1]	Annualized base rent represents the monthly contractual rent for March 2006 for each applicable tenant multiplied by 12.
[2]	Excludes tenants at development properties which are Build-to-Suits for sale.
[3]	Property held in unconsolidated joint venture. Annualized base rent is reflected at 100 percent.
[4]

In February 2005, Winn-Dixie Stores, Inc. filed a petition for Chapter 11 bankruptcy to reorganize its business operations. On February 28, 2006, Winn-Dixie announced plans to close its store at Shops at Eagle Creek but had not at  that date rejected its lease at this property. In its announcement, Winn-Dixie included its store at Waterford Lakes on its list of stores that it intended to retain as of that date.

[5]

Excludes the Marsh Supermarket at Naperville Marketplace, which is owned by a taxable REIT subsidiary and which KRG is marketing for sale; however, the Company cannot presently determine whether it can sell this asset within the  next twelve months. Also  excludes the Marsh Supermarket at Geist Pavilion where the tenant has commenced payment of rent but has not opened for business.

[6]	Annualized Base Rent Per Sq. Ft. is adjusted to account for the estimated square footage attributed to non-owned ground lease structures.

p. 20	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

LEASE EXPIRATIONS – OPERATING PORTFOLIO1

This Table Includes The Following:
•	Operating Retail Properties
•	Operating Commercial Properties
•	Development Property Tenants open for business as of March 31, 2006

	Number of Expiring Leases [2]	Expiring GLA/NRA [3]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent [4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2006	68	161,221	3.3%	$1,633,037	2.9%	$10.13	$0
2007	82	257,875	5.3%	$3,434,250	6.0%	$13.32	$800,000
2008	44	440,321	9.0%	$3,262,267	5.7%	$7.41	$0
2009	58	204,763	4.2%	$3,118,861	5.4%	$15.23	$0
2010	68	428,668	8.8%	$5,305,396	9.3%	$12.38	$0
2011	45	605,284	12.3%	$5,645,983	9.9%	$9.33	$0
2012	33	269,439	5.5%	$3,712,571	6.5%	$13.78	$85,000
2013	19	183,068	3.7%	$2,591,954	4.5%	$14.16	$0
2014	32	308,415	6.3%	$3,944,596	6.9%	$12.79	$427,900
2015	41	598,729	12.3%	$7,078,432	12.3%	$11.82	$251,500
Beyond	47	1,431,336	29.3%	$17,566,457	30.5%	$12.27	$1,456,480

Total	537	4,889,119	100.0%	$57,293,804	100.0%	$11.72	$3,020,880

[1]	Excludes tenants at development properties which are Build-to-Suits for sale.
[2]	Lease expiration table reflects rents in place as of March 31, 2006 and does not include option periods; 2006 expirations include month-to-month tenants. This column also excludes ground leases.
[3]	Expiring GLA excludes square footage for non-owned ground lease structures.
[4]	Annualized base rent represents the monthly contractual rent for March 2006 for each applicable tenant multiplied by 12. Excludes ground lease revenue.

p. 21	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

LEASE EXPIRATIONS –RETAIL ANCHOR TENANTS 1

This Table Includes The Following:
•	Operating Retail Properties
•	Development Property Tenants open for business as of March 31, 2006

	Number of Expiring Leases [2]	Expiring GLA [3]	% of Total GLA Expiring	Expiring Annualized Base Rent [4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2006	1	34,212	0.7%	$18,000	0.0%	$0.53	$0
2007	7	104,126	2.1%	$817,276	1.4%	$7.85	$800,000
2008	3	342,049	7.0%	$1,441,077	2.5%	$4.21	$0
2009	3	69,389	1.4%	$669,318	1.2%	$9.65	$0
2010	11	284,459	5.8%	$2,611,106	4.6%	$9.18	$0
2011	7	407,087	8.3%	$2,089,946	3.7%	$5.13	$0
2012	5	135,399	2.8%	$1,172,103	2.1%	$8.66	$0
2013	1	11,960	0.2%	$161,460	0.3%	$13.50	$0
2014	5	91,602	1.9%	$983,243	1.7%	$10.73	$0
2015	13	462,074	9.5%	$4,313,053	7.5%	$9.33	$0
Beyond	30	1,312,063	26.8%	$14,962,976	26.1%	$11.40	$1,040,000

Total	86	3,254,420	66.5%	$29,239,558	51.1%	$8.98	$1,840,000

[1]	Retail anchor tenants are defined as tenants which occupy 10,000 square feet or more. Excludes tenants at development properties which are Build to Suits for sale.
[2]	Lease expiration table reflects rents in place as of March 31, 2006 and does not include option periods; 2006 expirations include month-to-month tenants. This column also excludes ground leases.
[3]	Expiring GLA excludes square footage for non-owned ground lease structures.
[4]	Annualized base rent represents the monthly contractual rent for March 2006 for each applicable property multiplied by 12. Excludes ground lease revenue.

p. 22	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

LEASE EXPIRATIONS – RETAIL SHOPS

This Table Includes The Following:
•	Operating Retail Properties
•	Development Property Tenants open for business as of March 31, 2006

	Number of Expiring Leases[1]	Expiring GLA[2]	% of Total GLA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2006	66	126,009	2.6%	$1,614,787	2.8%	$12.81	$0
2007	73	149,794	3.1%	$2,539,614	4.4%	$16.95	$0
2008	40	90,307	1.9%	$1,661,252	2.9%	$18.40	$0
2009	55	135,374	2.7%	$2,449,543	4.3%	$18.09	$0
2010	56	135,331	2.7%	$2,514,511	4.4%	$18.58	$0
2011	35	98,655	2.0%	$1,913,594	3.3%	$19.40	$0
2012	26	96,988	2.0%	$1,949,760	3.4%	$20.10	$85,000
2013	14	42,754	0.9%	$840,863	1.5%	$19.67	$0
2014	25	66,864	1.4%	$1,573,003	2.8%	$23.53	$427,900
2015	25	87,091	1.8%	$1,901,075	3.3%	$21.83	$251,500
Beyond	15	55,842	1.1%	$1,136,878	2.0%	$20.36	$416,480

Total	430	1,085,009	22.2%	$20,094,880	35.1%	$18.52	$1,180,880

[1]	Lease expiration table reflects rents in place as of March 31, 2006 and does not include option periods; 2006 expirations include month-to-month tenants. This column also excludes ground leases.
[2]	Expiring GLA excludes square footage for non-owned ground lease structures.
[3]	Annualized base rent represents the monthly contractual rent for March 2006 for each applicable property multiplied by 12. Excludes ground lease revenue.

p. 23	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

LEASE EXPIRATIONS – COMMERCIAL TENANTS

This Table Includes The Following:
•	Operating Commercial Properties
•	Development Property Tenants open for business as of March 31, 2006

	Number of Expiring Leases[1]	Expiring NRA	% of Total NRA Expiring	Expiring Annualized Base Rent[2]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.

2006	1	1,000	0.0%	$250	0.0%	$0.25
2007	2	3,955	0.1%	$77,360	0.1%	$19.56
2008	1	7,965	0.2%	$159,938	0.3%	$20.08
2009	0	0	0.0%	$0	0.0%	$0.00
2010	1	8,878	0.2%	$179,780	0.3%	$20.25
2011	3	99,542	2.0%	$1,642,443	2.9%	$16.50
2012	2	37,052	0.8%	$590,708	1.0%	$15.94
2013	4	128,354	2.6%	$1,589,631	2.8%	$12.38
2014	2	149,949	3.1%	$1,388,350	2.4%	$9.26
2015	3	49,564	1.0%	$864,304	1.5%	$17.44
Beyond	2	63,431	1.3%	$1,466,603	2.6%	$23.12

Total	21	549,690	11.3%	$7,959,366	13.9%	$14.48

[1]	Lease expiration table reflects rents in place as of March 31, 2006 and does not include option periods; 2006 expirations include month-to-month tenants. This column also excludes ground leases.
[2]	Annualized base rent represents the monthly contractual rent for March 2006 for each applicable property multiplied by 12.

p. 24	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

SUMMARY RETAIL PORTFOLIO STATISTICS
(INCLUDES JOINT VENTURE PROPERTIES)

Retail Portfolio	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05

Company Owned GLA[1] – Operating Retail	4,532,104	4,497,658	4,175,813	3,923,243	3,611,708
Total GLA[1] – Operating Retail	6,650,386	6,160,940	5,685,320	5,356,973	4,806,438
Projected Company Owned GLA Under Development [2]	696,896	690,161	628,100	946,700	854,300
Projected Total GLA Under Development	1,579,358	1,823,561	1,772,825	1,927,802	1,736,402

Number of Operating Retail Properties	42	40	37	36	33
Number of Retail Properties Under Development	12	14	13	12	10

Percentage Leased – Operating Retail	94.8%	95.3%	95.6%	93.8%	93.8%

Annualized Base Rent & Ground Lease Revenue - Retail Properties[3]	$51,480,775	$50,059,285	$46,701,031	$41,304,284	$38,076,654

[1]

“Company Owned GLA” represents gross leasable area that is owned by the Company.  “Total GLA” includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land that is owned by the Company and ground leased to tenants, plus non-owned anchor space.

[2]

“Projected Company Owned GLA Under Development” represents gross leaseable area under development that is projected to be owned by the Company.  “Projected Total GLA” includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land that is owned by the Company and ground leased to tenants, plus non-owned anchor space that is existing or under construction.

[3]	Annualized base rent represents the monthly contractual rent for March 2006 for each applicable tenant multiplied by 12.

p. 25	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

SUMMARY COMMERCIAL PORTFOLIO STATISTICS
(INCLUDES JOINT VENTURE PROPERTIES)

Commercial Portfolio	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05

Company Owned Net Rentable Area (NRA)[1]	562,652	562,652	662,652	662,652	662,652
NRA under Development	—	—	—	—	—

Number of Operating Commercial Properties	5	5	6	6	6
Number of Commercial Properties under Development	—	—	—	—	—

Percentage Leased – Operating Commercial Properties	97.7%	97.3%	97.7%	97.7%	97.7%
Percentage Leased – Commercial Properties under Development	—	—	—	—	—

Annualized Base Rent – Commercial Properties [2,3]	$7,959,366	$7,909,489	$9,624,510	$9,624,510	$9,681,386

[1]

“Company Owned NRA” does not include square footage of Union Station Parking Garage, a detached parking garage supporting the Thirty South property that includes 851 parking spaces.  It is operated by Denison Parking, a third party, pursuant to a lease of the entire property.

[2]	“Annualized Base Rent” does not include approximately $500,000 in annualized income attributable to the Union Station Parking Garage.
[3]	Annualized Base rent includes $779,621 from KRG and Subsidiaries as of March 31, 2006.

p. 26	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

DEVELOPMENT PIPELINE
 AS OF MARCH 31, 2006

2005 Deliveries/ 2006 Stabilizations	MSA	Type of Property	Opening Date[1]	Projected Owned GLA[2]	Projected Total GLA[3]	Percent of Owned GLA Occupied [10]	Percent of Owned GLA Pre-Leased/ Committed[5]	Total Estimated Project Cost[4]	Cost Incurred as of March 31, 2006[4]	Major Tenants and Non-owned Anchors

Indiana
Traders Point II	Indianapolis, IN	Retail	Q2 2005	46,600	50,200	46.0%	53.8%	$10,650	$8,942	Anchored by Traders Point I
Geist Pavilion	Indianapolis, IN	Retail	Q1 2005	64,300	64,300	58.3%	86.9%	11,971	10,963	Marsh Supermarket, Party Tree

Subtotal				110,900	114,500	53.2%	73.0%	$22,621	$19,905

2006-2007 Deliveries	MSA	Type of Property	Opening Date[1]	Projected Owned GLA[2]	Projected Total GLA[3]	Percent of Owned GLA Occupied	Percent of Owned GLA Pre-Leased/ Committed[5]	Total Estimated Project Cost[4]	Cost Incurred as of March 31, 2006[4]	Major Tenants and Non-owned Anchors

Florida
Tarpon Springs Plaza	Naples, FL	Retail	Q1 2007	81,500	273,300	0.0%	97.9%	$21,500	$10,780	Target (non-owned)
Estero Town Commons [6,7,9]	Naples, FL	Retail	Q3 2006	25,600	206,600	0.0%	89.8%	20,000	11,930	Lowe’s Home Improvement
Indiana
Beacon Hill Shopping Center [7,9]	Crown Point, IN	Retail	Q3 2006	56,000	161,000	0.0%	10.6%	17,000	11,430	Strack & VanTil’s (non-owned)
Zionsville Place	Indianapolis, IN	Retail	Q2 2006	37,400	42,400	0.0%	17.1%	9,000	3,644	Small shops, garden-style office
Stoney Creek Commons II	Indianapolis, IN	Retail	Q3 2006	49,330	214,530	0.0%	100.0%	6,000	3,385	HH Gregg, Office Depot
Bridgewater Marketplace I	Indianapolis, IN	Retail	Q3 2006	41,031	51,031	0.0%	38.7%	15,000	4,228	Walgreen’s (build-to-suit for sale)
Illinois
Naperville Marketplace [8]	Chicago, IL	Retail	Q3 2005	170,000	170,000	41.2%	70.8%	30,500	22,226	Marsh Supermarket, TJ Maxx
Oregon
Cornelius Gateway Build-to-Suit For Sale[7,9]	Portland, OR	Retail	Q2 2006	21,300	36,100	0.0%	11.7%	5,400	3,983	Walgreen’s (non-owned)
Washington
Sandifur Plaza Build-to-Suit for Sale [6,7,9]	Tri-Cities, WA	Retail	Q4 2006	27,400	27,400	0.0%	75.9%	6,400	1,960	Walgreen’s
Gateway Shopping Center - Phase I & II [6,7,9,11]	Seattle, WA	Retail	Q1 2007	76,522	282,522	0.0%	39.4%	24,300	8,319	Kohl’s (non-owned), Winco (non-owned)

Subtotal				585,083	1,464,883	11.9%	66.7%	$155,170	$81,885

Total				696,983	1,579,383	18.5%	67.5%	$177,721	$101,790

[1]	Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made.
[2]

Projected Owned GLA represents gross leasable area that we project will be owned by us. It excludes square footage that we project will be attributable to non-owned outlot structures on land that is owned by us and that we expect to ground lease to tenants. It also excludes non-owned anchor space.

[3]

Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that is owned by us, and non-owned anchor space that is currently existing or under construction.

[4]	Dollars in thousands.
[5]

Land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 128,431 square feet for which we have signed non-binding letters of intent plus an executed lease with Lowe’s Home Improvement.

[6]	Opening Date and Total Estimated Cost based on preliminary siteplan.
[7]	Owned in a joint venture.
[8]	A 70,000 square foot Marsh is owned by a taxable REIT subsidiary, opened in August, 2005, and is being marketed for sale. The projected opening for the remainder of the center is Q3 2006.
[9]

We own the following development properties through joint ventures: Cornelius Gateway (80%); Sandifur Plaza (Walgreen’s 80%; small shops 95%); Beacon Hill (preferred return, then 50%); Gateway Shopping Center (preferred return, then 50% until internal rate of return threshold is reached and then 25%); and Estero Town Commons (preferred return, then 40%)

[10]	Includes tenants that have taken possession of their space or have begun paying rent.
[11]	Phase two was acquired in April 2006, consisting of a 93,000 square foot non-owned anchor, 45,000 square feet of small shops and two outlots.

p. 27	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO 1
AS OF MARCH 31, 2006

	Number of Operating Properties	Owned GLA/NRA[2]	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent[3]	Percent of Annualized Base Rent	Annualized Base Rent per Leased SF

Indiana	20	2,124,078	41.6%	215	$22,400,791	39.7%	$11.64
• Retail – Mall	1	579,189	11.4%	40	$2,378,807	4.2%	$5.25
• Retail	14	982,237	19.2%	154	$12,062,618	21.4%	$13.10
• Commercial	5	562,652	11.0%	21	$7,959,366	14.1%	$14.48
Texas	8	1,136,186	22.2%	96	$13,788,332	24.4%	$12.21
Florida	9	1,001,206	19.7%	118	$9,485,934	16.8%	$9.69
Illinois	2	231,770	4.6%	36	$3,113,872	5.5%	$14.16
New Jersey	1	115,088	2.3%	17	$1,784,524	3.2%	$15.99
Georgia	2	142,707	2.8%	28	$1,608,318	2.9%	$11.37
Washington	3	102,146	2.0%	26	$1,747,869	3.1%	$17.28
Ohio	1	231,730	4.6%	6	$2,221,017	3.9%	$9.58
Oregon	1	9,845	0.2%	7	$268,603	0.5%	$27.28

Total	47	5,094,756	100.0%	549	$56,419,260	100.0%	$11.64

[1]	Excludes tenants at development properties which are Build to Suits for sale.
[2]

Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It does not include 24 parcels or outlots owned by the Company and ground leased to tenants, which contain 24 non-owned structures totaling approximately 324,319 square feet. It also excludes the square footage of Union Station Parking Garage.

[3]

Annualized Base Rent Revenue excludes $3,020,880 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants. It also excludes approximately $500,000  in 2006 annualized minimum rent attributable to Union Station Parking Garage as well as the leases on properties classified as development properties.

p. 28	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

OPERATING RETAIL PROPERTIES – TABLE I
 AS OF MARCH 31, 2006

Property [1,2]	State	MSA	Year Built/ Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA[2]	Owned GLA[2]	Percentage of Owned GLA Leased[3]

International Speedway Square	FL	Daytona	1999	1999	Developed	233,901	220,901	98.2%
King’s Lake Square	FL	Naples	1986	2003	Acquired	85,497	85,497	97.5%
Wal-Mart Plaza [4]	FL	Gainesville	1970	2004	Acquired	177,826	177,826	100.0%
Waterford Lakes	FL	Orlando	1997	2004	Acquired	77,948	77,948	100.0%
Shops at Eagle Creek	FL	Naples	1998	2003	Acquired	75,944	75,944	91.9%
Eagle Creek Lowe’s	FL	Naples	2006	2006	Developed	165,000	0	*
Circuit City Plaza	FL	Coral Springs	2004	2004	Developed	435,906	45,906	97.1%
Indian River Square	FL	Vero Beach	1997/2004	2005	Acquired	379,246	144,246	100.0%
Bolton Plaza	FL	Jacksonville	1986	2005	Acquired	172,938	172,938	94.9%
Centre at Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079	100.0%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628	98.3%
Silver Glen Crossing	IL	Chicago	2002	2004	Acquired	138,224	132,675	96.0%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,095	99,095	93.3%
Glendale Mall	IN	Indianapolis	1958/2000	1999	Redeveloped	724,026	579,189	78.3%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	133,207	120,678	92.8%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	214,696	112,696	96.0%
Traders Point	IN	Indianapolis	2005	2005	Developed	328,278	252,501	94.8%
Hamilton Crossing	IN	Indianapolis	1999	2004	Acquired	87,424	82,424	100.0%
Fishers Station [5]	IN	Indianapolis	1989	2004	Acquired	114,457	114,457	84.4%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997	100.0%
The Centre [6]	IN	Indianapolis	1986	1986	Developed	80,689	80,689	88.5%
The Corner Shops	IN	Indianapolis	1984/2003	1984	Developed	42,545	42,545	100.0%
Stoney Creek Commons I	IN	Indianapolis	2000	2000	Developed	143,397	0	*
Greyhound Commons	IN	Indianapolis	2005	2005	Developed	153,187	0	*
Weston Park Phase I	IN	Indianapolis	2005	2005	Developed	12,200	0	*
Red Bank Commons	IN	Evansville	2005	2006	Developed	324,264	34,264	78.1%
Martinsville Shops	IN	Martinsville	2005	2005	Developed	10,986	10,986	100.0%
50 South Morton	IN	Indianapolis	1999	1999	Developed	2,000	2,000	100.0%
Ridge Plaza	NJ	Oak Ridge	2002	2003	Acquired	115,088	115,088	96.9%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	231,730	231,730	100.0%
Shops at Otty [7]	OR	Portland	2004	2004	Developed	154,845	9,845	100.0%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	299,783	299,783	100.0%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	312,539	307,563	99.5%
Galleria Plaza [8]	TX	Dallas	2002	2004	Acquired	44,306	44,306	100.0%
Cedar Hill Village	TX	Dallas	2002	2004	Acquired	139,092	44,262	94.2%
Preston Commons	TX	Dallas	2002	2002	Developed	142,564	27,564	90.0%
Burlington Coat Factory [9]	TX	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400	100.0%
Plaza Volente	TX	Austin	2004	2005	Acquired	160,308	156,308	100.0%
Market Street Village	TX	Hurst	1970/2004	2005	Acquired	156,000	149,000	100.0%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500	100.0%
176th & Meridian	WA	Seattle	2004	2004	Developed	14,560	14,560	100.0%
Four Corner Square	WA	Seattle	1985	2004	Acquired	73,086	73,086	98.6%

					TOTAL	6,650,386	4,532,104	94.8%

(*)

Property consists of ground leases only, no Owned GLA. As of 3/31/06, the following were leased: Lowe’s at Eagle Creek – single ground lease property; Stoney Creek Commons – 1 of 2 outlots leased; Greyhound Commons – 2 of 4 outlots leased; and Weston Park Phase I – 2 of 3 outlots leased.

[1]	All properties are wholly-owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by us.
[2]	Owned GLA represents gross leasable area that is owned by us. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.
[3]

Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of March 31, 2006 except for Stoney Creek Commons, Greyhound Commons, and Weston Park Phase I (see *) and Eagle Creek Lowe’s Home Improvement.

[4]

We acquired a 99.9% interest in this property through a joint venture with a third party that manages the property. At the current time, we receive 85% of the cash flow from the property, which percentage may decrease under certain circumstances.

[5]

This property is divided into two parcels: a grocery store and small shops. We own a 25% interest in the small shops in a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $96,000. All remaining cash flow is distributed to us.

[6]	We own a 60% interest in this property through a joint venture with the third party that manages the property.
[7]	We do not own the land at this property. We have leased the land pursuant to two ground leases that expire in 2017. We have six five-year options to renew this lease.
[8]	We do not own the land at this property. We lease the land pursuant to a ground lease that expires in 2027. We have five five-year renewal options.
[9]

We do not own the land at this property. We have leased the land pursuant to a ground lease that expires in 2012. We have six five-year renewal options and a right of first refusal to purchase the land.

p. 29	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

OPERATING RETAIL PROPERTIES – TABLE II
 AS OF MARCH 31, 2006

Property	State	MSA	Annualized Base Rent Revenue	Annualized Ground Lease Revenue	Annualized Total Retail Revenue [1]	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA[2]	Major Tenants and Non-Owned Anchors[3]

RETAIL OPERATING PROPERTIES
International Speedway Square [4]	FL	Daytona	$2,422,964	$232,900	$2,655,864	5.1%	$11.17	SteinMart, Bed Bath, Circuit City
King’s Lake Square	FL	Naples	$1,061,391	$0	$1,061,391	2.1%	$12.73	Publix, Walgreens
Wal-Mart Plaza [4]	FL	Gainesville	$926,101	$0	$926,101	1.8%	$5.21	Wal-Mart, Books A Million, Save A Lot
Waterford Lakes	FL	Orlando	$911,422	$0	$911,422	1.8%	$11.69	Winn-Dixie[5]
Shops at Eagle Creek	FL	Naples	$779,697	$0	$779,697	1.5%	$11.17	Winn-Dixie[5]
Eagle Creek Lowe’s	FL	Naples	$0	$800,000	$800,000	1.6%		Lowe’s Home Improvement
Circuit City Plaza	FL	Coral Springs	$881,277	$0	$881,277	1.7%	$19.78	Circuit City, Wal-Mart (non-owned), Lowe’s Home Improvement (non-owned)
Indian River Square	FL	Vero Beach	$1,419,265	$0	$1,419,265	2.8%	$9.84	Office Depot, Bealls, Ragshop, Lowe’s Home Improvement (non-owned), Target (non-owned)
Bolton Plaza [4]	FL	Jacksonville	$1,083,816	$0	$1,083,816	2.1%	$6.60	Wal-Mart
Centre at Panola	GA	Atlanta	$831,224	$0	$831,224	1.6%	$11.37	Publix
Publix at Acworth	GA	Atlanta	$777,094	$0	$777,094	1.5%	$11.36	Publix, CVS
Silver Glen Crossing	IL	Chicago	$1,827,051	$85,000	$1,912,051	3.7%	$14.34	Dominick’s, MC Sports
Fox Lake Crossing	IL	Chicago	$1,286,821	$0	$1,286,821	2.5%	$13.91	Dominick’s
Glendale Mall	IN	Indianapolis	$2,378,807	$140,000	$2,518,807	4.8%	$5.25	L.S. Ayres, Kerasotes Theatre, Lowe’s Home Improvement (non-owned)
Cool Creek Commons	IN	Indianapolis	$1,705,404	$155,500	$1,860,904	3.6%	$15.24	Fresh Market, Stein Mart
Boulevard Crossing	IN	Kokomo	$1,368,905	$0	$1,368,905	2.7%	$12.66	TJ Maxx, Petco, Shoe Carnival, Kohl’s (non-owned)
Traders Point	IN	Indianapolis	$3,310,170	$635,000	$3,945,170	7.7%	$13.83	Dick’s Sporting Goods, Bed Bath & Beyond, Michaels, Marsh Supermarkets, Books A Million, Old Navy
Hamilton Crossing	IN	Indianapolis	$1,396,773	$71,500	$1,468,273	2.9%	$16.95	Office Depot
Fishers Station	IN	Indianapolis	$1,176,363	$0	$1,176,363	2.3%	$12.18	Marsh Supermarket
Whitehall Pike	IN	Bloomington	$1,014,000	$0	$1,014,000	2.0%	$7.86	Lowe’s Home Improvement
The Centre [4]	IN	Indianapolis	$908,663	$0	$908,663	1.8%	$12.73	Osco
The Corner Shops	IN	Indianapolis	$522,936	$0	$522,936	1.0%	$12.29	Hancock Fabrics
Stoney Creek Commons	IN	Indianapolis	$0	$75,000	$75,000	0.2%		Lowe’s Home Improvement (non-owned)
Greyhound Commons	IN	Indianapolis	$0	$202,500	$202,500	0.4%		Lowe’s Home Improvement (non-owned)
Weston Park Phase I	IN	Indianapolis	$0	$190,000	$190,000	0.4%
Red Bank Commons	IN	Evansville	$379,784	$0	$379,784	0.7%	$14.19	Wal-Mart (non-owned) Home Depot (non-owned)
Martinsville Shops	IN	Martinsville	$147,620	$0	$147,620	0.3%	$13.44
50 South Morton	IN	Indianapolis	$132,000	$0	$132,000	0.3%	$66.00
Ridge Plaza	NJ	Oak Ridge	$1,784,524	$0	$1,784,524	3.5%	$15.99	A&P, CVS
Eastgate Pavilion	OH	Cincinnati	$2,221,017	$0	$2,221,017	4.2%	$9.58	Dick’s Sporting Goods, Value City Furniture, Best Buy
Shops at Otty	OR	Portland	$268,603	$122,500	$391,103	0.8%	$27.28	Wal-Mart (non-owned)
Plaza at Cedar Hill	TX	Dallas	$3,580,844	$0	$3,580,844	7.0%	$11.94	Hobby Lobby, Linens ‘N Things, Marshall’s
Sunland Towne Centre	TX	El Paso	$2,998,722	$95,280	$3,094,002	5.9%	$9.80	Kmart, Circuit City, Roomstore
Galleria Plaza	TX	Dallas	$1,081,717	$0	$1,081,717	2.1%	$24.41	Shoe Pavilion
Cedar Hill Village	TX	Dallas	$673,085	$0	$673,085	1.3%	$16.14	24 Hour Fitness, JC Penney (non-owned)
Preston Commons	TX	Dallas	$583,352	$0	$583,352	1.1%	$23.52	Lowe’s Home Improvement (non-owned)
Burlington Coat Factory	TX	San Antonio	$510,150	$0	$510,150	1.0%	$4.75	Burlington Coat Factory
Plaza Volente	TX	Austin	$2,449,104	$100,000	$2,549,104	5.0%	$15.67	H-E-B Grocery
Market Street Village	TX	Hurst	$1,911,357	$115,700	$2,027,057	3.9%	$12.83	Ross, Office Depot, JoAnn’s, Circuit City, Hancock Fabrics
50th & 12th	WA	Seattle	$475,000	$0	$475,000	0.9%	$32.76	Walgreen’s
176th & Meridian	WA	Seattle	$433,000	$0	$433,000	0.8%	$29.74	Walgreen’s
Four Corner Square	WA	Seattle	$839,868	$0	$839,868	1.6%	$11.65	Johnson Hardware Store

		TOTAL	$48,459,895	$3,020,880	$51,480,775	100.0%	$11.27

[1]

Annualized Base Rent represents the contractual rent for March 2006 for each applicable property, multiplied by 12. This table does not include Annualized Base Rent from development property tenants open for business as of March 31, 2006.

[2]	Owned GLA represents gross leasable area that is owned by us. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.
[3]	Represents the three largest tenants that occupy at least 10,000 square feet of GLA at the property, including non-owned anchors.
[4]	A third party manages this property.
[5]

In February 2005, Winn-Dixie Stores, Inc. filed a petition for Chapter 11 bankruptcy to reorganize its business operations. As of March 31, 2006, Winn-Dixie has not announced plans to close the stores at either of the Company’s properties, nor has it rejected either lease. On February 28, 2006, Winn-Dixie announced plans to close its store at Shops at Eagle Creek but had not at that date rejected the lease at this property. In its announcement, Winn-Dixie included its store at Waterford Lakes on its list of stores that it intended to retain as of that date.

p. 30	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

OPERATING COMMERCIAL PROPERTIES
 AS OF MARCH 31, 2006

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped, or Developed	Owned NRA	Percentage of Owned NRA Leased	Annualized Base Rent[1]	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants

Indiana
Thirty South [4]	Indianapolis	1905/2002	Redeveloped	298,346	95.7%	$4,986,077	62.7%	$17.47	Eli Lilly, City Securities, Kite Realty Group
PEN Products	Indianapolis	2003	Developed	85,875	100.0%	813,236	10.2%	9.47	Indiana Department of Administration
Spring Mill Medical[2]	Indianapolis	1998/2002	Redeveloped	63,431	100.0%	1,466,603	18.4%	23.12	University Medical Diagnostic Associates; Indiana University Healthcare Associates
Union Station Parking Garage[3]	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Indiana State Motor Pool	Indianapolis	2004	Developed	115,000	100.0%	693,450	8.7%	6.03	Indiana Dept. of Administration

Total				562,652	97.7%	$7,959,366	100.0	$14.48

[1]	Annualized base rent represents the monthly contractual rent for March 2006 for each applicable property, multiplied by 12.
[2]	We own a 50% interest in this property through a joint venture with one of the tenants at this property.
[3]	2006 annualized base rent is approximately $500,000.
[4]	Annualized Base Rent includes $779,621 from KRG and Subsidiaries as of March 31, 2006.

p. 31	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

RETAIL OPERATING PORTFOLIO – TENANT B REAKDOWN1
 AS OF MARCH 31, 2006

	Owned Gross Leasable Area				Occupancy

Property	State	Anchors	Shops	Total	Anchors	Shops	Total

ISS	FL	200,401	20,500	220,901	100.0%	80.4%	98.2%
King’s Lake Square	FL	49,805	35,692	85,497	100.0%	94.0%	97.5%
Wal-Mart Plaza	FL	138,323	39,503	177,826	100.0%	100.0%	100.0%
Waterford Lakes	FL	51,703	26,245	77,948	100.0%	100.0%	100.0%
Shops at Eagle Creek	FL	51,703	24,241	75,944	100.0%	74.7%	91.9%
Eagle Creek Lowe’s	FL
Circuit City Plaza	FL	33,014	12,892	45,906	100.0%	89.5%	97.1%
Indian River Square	FL	116,342	27,904	144,246	100.0%	100.0%	100.0%
Bolton Plaza	FL	131,488	41,450	172,938	100.0%	78.8%	94.9%
Centre at Panola	GA	51,674	21,405	73,079	100.0%	100.0%	100.0%
Publix at Acworth	GA	37,888	31,740	69,628	100.0%	96.2%	98.3%
Silver Glen Crossing	IL	78,675	54,000	132,675	100.0%	90.2%	96.0%
Fox Lake Crossing	IL	65,977	33,118	99,095	100.0%	80.1%	93.3%
Glendale Mall	IN	437,702	141,487	579,189	86.5%	52.7%	78.3%
Cool Creek Commons	IN	53,600	67,078	120,678	100.0%	87.0%	92.8%
Boulevard Crossing	IN	74,440	38,256	112,696	100.0%	88.2%	96.0%
Traders Point	IN	211,664	40,837	252,501	100.0%	67.8%	94.8%
Hamilton Crossing	IN	30,722	51,702	82,424	100.0%	100.0%	100.0%
Fishers Station	IN	57,000	57,457	114,457	100.0%	68.9%	84.4%
Whitehall Pike	IN	128,997	0	128,997	100.0%		100.0%
The Centre	IN	18,720	61,969	80,689	100.0%	85.0%	88.5%
The Corner Shops	IN	12,200	30,345	42,545	100.0%	100.0%	100.0%
Stoney Creek Commons I	IN
Greyhound Commons	IN
Weston Park Phase I	IN
Red Bank Commons	IN	0	34,264	34,264		78.1%	78.1%
Martinsville Shops	IN	0	10,986	10,986		100.0%	100.0%
50 South Morton	IN	0	2,000	2,000		100.0%	100.0%
Ridge Plaza	NJ	69,612	45,476	115,088	100.0%	92.3%	97.0%
Eastgate Pavilion	OH	231,730	0	231,730	100.0%		100.0%
Shops at Otty	OR	0	9,845	9,845		100.0%	100.0%
Plaza at Cedar Hill	TX	227,106	72,677	299,783	100.0%	100.0%	100.0%
Sunland Towne Centre	TX	277,220	30,343	307,563	100.0%	95.1%	99.5%
Galleria Plaza	TX	31,396	12,910	44,306	100.0%	100.0%	100.0%
Cedar Hill Village	TX	32,231	12,031	44,262	100.0%	78.8%	94.2%
Preston Commons	TX	0	27,564	27,564		90.0%	90.0%
Burlington Coat Factory	TX	107,400	0	107,400	100.0%		100.0%
Plaza Volente	TX	105,000	51,308	156,308	100.0%	100.0%	100.0%
Market Street Village	TX	136,746	12,254	149,000	100.0%	100.0%	100.0%
50th & 12th	WA	14,500	0	14,500	100.0%		100.0%
176th & Meridian	WA	14,560	0	14,560	100.0%		100.0%
Four Corner Square	WA	20,512	52,574	73,086	100.0%	98.1%	98.6%

Total		3,300,051	1,232,053	4,532,104	98.2%	85.8%	94.8%

	Annualized Base Rent[1]				Annualized Base Rent per Occupied Square Foot

Property	Anchors	Shops	Ground Leases	Total	Anchors	Shops	Total

ISS	$2,118,321	$304,643	$232,900	$2,655,864	$10.57	$18.49	$11.17
King’s Lake Square	$361,793	$699,598	$0	$1,061,391	$7.26	$20.85	$12.73
Wal-Mart Plaza	$538,544	$387,557	$0	$926,101	$3.89	$9.81	$5.21
Waterford Lakes	$408,452	$502,970	$0	$911,422	$7.90	$19.16	$11.69
Shops at Eagle Creek	$397,814	$381,883	$0	$779,697	$7.69	$21.10	$11.17
Eagle Creek Lowe’s	$0	$0	$800,000	$800,000
Circuit City Plaza	$594,252	$287,025	$0	$881,277	$18.00	$24.88	$19.78
Indian River Square	$942,078	$477,187	$0	$1,419,265	$8.10	$17.10	$9.84
Bolton Plaza	$621,444	$462,372	$0	$1,083,816	$4.73	$14.16	$6.60
Centre at Panola	$413,388	$417,836	$0	$831,224	$8.00	$19.52	$11.37
Publix at Acworth	$337,203	$439,891	$0	$777,094	$8.90	$14.40	$11.36
Silver Glen Crossing	$812,916	$1,014,135	$85,000	$1,912,051	$10.33	$20.83	$14.34
Fox Lake Crossing	$742,241	$544,580	$0	$1,286,821	$11.25	$20.54	$13.91
Glendale Mall	$1,295,905	$1,082,902	$140,000	$2,518,807	$3.42	$14.53	$5.25
Cool Creek Commons	$439,200	$1,266,204	$155,500	$1,860,904	$8.19	$21.70	$15.24
Boulevard Crossing	$827,460	$541,445	$0	$1,368,905	$11.12	$16.06	$12.66
Traders Point	$2,645,267	$664,904	$635,000	$3,945,171	$12.50	$24.03	$13.83
Hamilton Crossing	$345,623	$1,051,150	$71,500	$1,468,273	$11.25	$20.33	$16.95
Fishers Station	$575,000	$601,363	$0	$1,176,363	$10.09	$15.20	$12.18
Whitehall Pike	$1,014,000	$0	$0	$1,014,000	$7.86		$7.86
The Centre	$170,352	$738,311	$0	$908,663	$9.10	$14.02	$12.73
The Corner Shops	$73,200	$449,736	$0	$522,936	$6.00	$14.82	$12.29
Stoney Creek Commons I	$0	$0	$75,000	$75,000
Greyhound Commons	$0	$0	$202,500	$202,500
Weston Park Phase I	$0	$0	$190,000	$190,000
Red Bank Commons	$0	$379,784	$0	$379,784		$14.19	$14.19
Martinsville Shops	$0	$147,620	$0	$147,620		$13.44	$13.44
50 South Morton	$0	$132,000	$0	$132,000		$66.00	$66.00
Ridge Plaza	$986,556	$797,968	$0	$1,784,524	$14.17	$19.02	$15.99
Eastgate Pavilion	$2,221,017	$0	$0	$2,221,017	$9.58		$9.58
Shops at Otty	$0	$268,603	$122,500	$391,103		$27.28	$27.28
Plaza at Cedar Hill	$2,172,680	$1,408,164	$0	$3,580,844	$9.57	$19.38	$11.94
Sunland Towne Centre	$2,527,022	$471,700	$95,280	$3,094,002	$9.12	$16.35	$9.80
Galleria Plaza	$722,108	$359,609	$0	$1,081,717		$27.86	$24.41
Cedar Hill Village	$483,465	$189,620	$0	$673,085		$20.00	$16.14
Preston Commons	$0	$583,352	$0	$583,352		$23.52	$23.52
Burlington Coat Factory	$510,150	$0	$0	$510,150	$4.75		$4.75
Plaza Volente	$1,155,000	$1,294,104	$100,000	$2,549,104	$11.00	$25.22	$15.67
Market Street Village	$1,570,081	$341,277	$115,700	$2,027,058	$11.48	$27.85	$12.83
50th & 12th	$475,000	$0	$0	$475,000	$32.76		$32.76
176th & Meridian	$433,000	$0	$0	$433,000	$29.74		$29.74
Four Corner Square	$126,672	$713,197	$0	$839,869	$6.18	$13.83	$11.65

	29,057,204	$19,402,690	$3,020,880	$51,480,774	$8.97	$18.35	$11.27

[1]	This table does not include annualized base rent from development property tenants open for business as of March 31, 2006.

p. 32	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06

SAME PROPERTY NET OPERATING INCOME

	Three Months Ended March 31,

	2006	2005	% Change

Number of Properties (1)(2)	31	31
Occupancy	97.8%	97.1%
Property revenues	$12,995,550	$12,365,663
Property operating expenses	3,731,410	3,135,438

Net operating income - same properties (31 properties)	9,264,139	9,230,224	0.4%
Net operating income - Galleria Plaza and Cedar Hill Village (2)	234,257	451,545

Net operating income - including Galleria Plaza and Cedar Hill Village	9,498,396	9,681,769	-1.9%

Reconciliation to Most Directly Comparable GAAP Measure:

Net operating income - including Galleria Plaza and Cedar Hill Village	9,498,396	9,681,769
Net operating income - non-same properties	5,661,199	2,475,360
Less pro rata share of same property joint venture NOI	(333,762)	(291,836)
Net operating income - construction, service, general and administrative and other	(462,765)	(1,028,562)

Total Company Net Operating Income	14,363,069	10,836,732
Total other income	50,449	34,776
Total other expenses	(12,105,514)	(8,577,767)
Operating income from discontinued operations	—	306,009
Limited Partners’ interests in Operating Partnership	(535,457)	(785,090)

Net income	$1,772,547	$1,814,660

(1)

Same property analysis excludes Glendale Mall as the Company pursues several strategic alternatives with respect to this property, including continuing to lease space its current configuration and the possibility of redeveloping or selling the property.

(2)

Late in the first quarter of 2006, Shoe Pavilion and 24 Hour Fitness replaced Ultimate Electronics at Galleria Plaza and Cedar Hill Village, respectively.  These properties have been excluded from the same property analysis to provide for a more meaningful comparison of Same Property  results.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense.  The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company’s properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordnace with GAAP) as an indicator of the Company’s financial performance.

p. 33	Kite Realty Group Supplemental Financial and Operating Statistics – 3/31/06